UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
AMENDMENT NO.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 24, 2009

LOTUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32581	20-0507918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Cheng Zhuang Road, Feng Tai District, Beijing 100071 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	86-10-63899868

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) is being filed in response to a comment letter dated May 5, 2009 from Securities and Exchange Committee (“SEC”), regarding the disclosure under  Item 4.01 of the Registrant’s Current Report on Form 8-K filed on April 29, 2009 (the “Form 8-K”).  Item 4.01 of the Form 8-K is hereby replaced with revised Item 4.01 below and exhibit 16.1 to the Form 8-K is updated with a new exhibit 16.1 attached hereto.

Except as set forth above, this Form 8-K/A does not modify, amend or update in any way any other items or disclosure in the Form 8-K.

SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Effective on April 24, 2009, Lotus Pharmaceuticals, Inc. (the “Registrant”) dismissed Sherb & Co., LLP (“Sherb”) as the Registrant’s principal independent accountant. The decision to dismiss Sherb was approved by the Registrant’s board of directors. The Registrant’s financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years and the interim period through April 24, 2009, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sherb, would have caused it to make reference to the subject matter of the disagreements in connection with its report and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Sherb with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested Sherb to furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01(a). A copy of such letter, dated April 24, 2009, is filed as an exhibit to this Current Report on Form 8-K.

(b) Effective April 24, 2009, the Registrant engaged Bagell Josephs Levine & Company, LLC (“BJL”), as the principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and  the interim period through April 24, 2009, neither the Registrant nor anyone on its behalf consulted BJL regarding either: (i) the application of accounting principles to a specified transaction regarding the Registrant, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii)  any matter regarding the registrant that was either the subject of a disagreement or a reportable event. The engagement of BJL as the principal accountant to audit the Registrant’s financial statements was approved by the Registrant’s board of directors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

16.1	Letter dated May 12, 2009 from Sherb & Co., LLP.

The Current Report on Form 8-K/A may contain, among other things, certain "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including, but not limited to, changes from anticipated levels of sales, future national or regional economic and competitive and regulatory conditions, changes in relationships with customers, access to capital, increased costs, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, the time to get new drugs approved by the SFDA and other factors. Additional information regarding risks can be found in the Company's Annual Report on Form 10K filed with the SEC. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this press release.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PHARMACEUTICALS, INC.

Date: May 13, 2009	By: /s/ Liu Zhongyi
Name:Liu Zhongyi Title: Chairman and Chief Executive Officer